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Schroder U.S. Smaller Companies Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is capital appreciation.

INVESTMENT ADVISER

Schroder Investment Management North America Inc. (the "Investment Adviser") is a wholly owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the "Schroder Group") that dates its origins to 1804. The investment management operations of the Schroder Group are located in 22 countries worldwide. As of December 31, 1998, the Schroder Group had over $195 billion in assets under management. As of March 31, 1999, the Investment Adviser, together with its U.K. affiliate, Schroder Investment Management North America Limited, had approximately $28 billion under management.

                                                                   July 21, 1999

Dear Shareholder:

     We are pleased to present the Schroder U.S. Smaller Companies Fund annual report for the fiscal year ended May 31, 1999. The U.S. economy maintained considerable momentum through the second quarter of this year following the Federal Reserve's reduction in interest rates last October. Moreover, after slowing in 1998, U.S. corporate profits have also increased, boosted by good reserve growth and better controlled labor costs.

     In general, inflation has remained benign, although data became more mixed in the first part of 1999. This prompted the Federal Reserve's announcement in May to move its bias towards tightening monetary policy and to increase interest rates by 0.25 per cent the following month. We expect that faster than desired economic growth will lead to further interest rate increases in the months ahead, but do not anticipate an extended tightening phase. We continue to believe that a disinflationary trend remains in place. Additionally, positive long-term structural shifts in the U.S. economy, such as increased employee productivity, ought to moderate any inflationary pressures that do develop.

     As anticipated, long bond yields rose in early 1999 due to growing concern about the economy's strength. Many parts of the U.S. equity market, however, did not decline alongside the bond market, but continued to register good gains. As a result, some parts of the U.S. market appear fully valued relative to interest rates and we are encouraged to see that bond yields have subsequently retraced some of this earlier move.

     We do not anticipate a rise in interest rates of the magnitude that historically has caused substantial falls in equity values. We recognize, however, that many leading stocks in the U.S. market have become more expensive and that investors will need to be particularly selective in their investment choices. Having significantly lagged the performance of large companies, many smaller companies now appear unusually attractive both in terms of valuation and prospective earnings growth. In many cases these companies have remained fundamentally strong and have generated good earnings growth. Throughout the spring of 1999, smaller companies showed clear signs of attracting more favor. While it is too early to determine if this marks a change in trend, it suggests that the long-term return potential of smaller companies is being recognized.

     Thank you for your interest in the Schroder U.S. Smaller Companies Fund.

Sincerely,



/s/ Nancy A. Curtin                          /s/ Alexandra Poe
-------------------                          ------------------
Nancy A. Curtin                              Alexandra Poe
Chairman                                     President

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder U.S. Smaller Companies Fund
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of May 31, 1999)

PERFORMANCE

    For the fiscal year ended May 31, 1999, the Investor Shares of the Schroder U.S. Smaller Companies Fund returned -13.08% (-13.25% for Advisor Shares). Its benchmark, the Russell 2000 Index, returned -2.62%. The Lipper average of peer group funds returned -4.11% for the same period.

    The Fund suffered through the fiscal year mainly due to its lack of exposure to some of the faster growing but more expensive technology stocks.

MARKET BACKGROUND

    The last twelve months were eventful for the U.S. equity market in general and smaller companies in particular. After a strong start to the period, the equity markets peaked in mid-July, 1998, with the Dow Jones reaching a then record level of 9337. Over the next three months the markets sold off considerably as fears of recession, concerns over the stability of the financial markets, and continued turmoil in the emerging markets caused a flight to quality and security. By early October the Russell 2000 Index had fallen by 23.6%, underperforming the S&P 500 by 9.9% over a three-month period, as investors and market-makers lost all interest in companies with limited liquidity. In the aftermath of the interest rate cut of October 15, both small and large cap stocks rallied, though most smaller companies continued to underperform through the end of the first calendar quarter. By the end of March, smaller companies were trading at record low valuations, while the large growth stocks were at record high valuations. In April, smaller companies started to outperform as investors shifted their attention to more cyclical issues, and both corporate and financial buyers began to take advantage of the tremendous bargains available in the smaller company universe. Despite this outperformance at the end of the fiscal year smaller companies significantly underperformed the S&P 500, with the Russell 2000 Index still well below its all-time high level of 491 in April 1998.

PORTFOLIO REVIEW

    During the first quarter of 1999, smaller companies that were expected to lose money outperformed dramatically those that were expected to report profits. This was largely a reflection of the rapidly growing interest in internet-related issues and other concept stocks. Throughout the fiscal year, the Fund aimed to balance risk and return and to focus on growing companies trading at reasonable price-earnings ratios. As a result of such strong internet performance, the Fund's limited technology exposure had the worst impact on performance over the last six months.

    On a more positive note, the Fund's energy holdings were concentrated in service companies, such as BJ Service Co. and Cooper Cameron Corp., which benefited from a reversal in oil prices triggered by OPEC's announced intention to scale back production. The capital goods sector was also a positive contributor to the Fund's performance as economic growth in the U.S. remained strong and manufacturing-oriented companies returned to favor. Two of the Fund's top ten holdings, Safety Kleen Corp. and SPX Corp., are examples of the high-growth, underfollowed companies that benefited from this trend. We also saw strong returns from the Fund's holdings in the media/publishing sector, including Catalina Marketing, a provider of in-store couponing services.

OUTLOOK

    The Fund remains well-diversified across sectors, with investments made primarily on a bottom-up and opportunistic basis rather than top-down economic and sector analysis. Looking forward, management will continue to search for companies that can grow their earnings independently of the economic cycle. While smaller companies are trading at very low valuations relative to large companies, and attractive earnings growth prospects, there is no immediate catalyst for the sector. Management believes that over time the market is efficient and that the extremely large valuation disparity between large and smaller companies will narrow as investors return to the smaller companies sector. In any event, the Fund will remain true to its discipline of investing in underfollowed and misunderstood companies that can offer superior earnings growth.

    The views expressed in this report were those of the Fund's portfolio managers as of May 31, 1999, and may not reflect the views of the portfolio managers on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

--------------------------------------------------------------------------------

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Schroder U.S. Smaller Companies Fund
--------------------------------------------------------------------------------

INVESTMENT ADVISER'S REPORT--COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

     The following information compares a change in value of a $10,000 investment in the Investor Shares of the Fund (the initial class of shares) with the performance of the Russell 2000 Index since inception of the Fund. The Russell 2000 Index is an unmanaged capitalization weighted, broad based index of 2000 small capitalization U.S. companies. The Fund's total return includes operating expenses that reduce returns, while the total return of the Russell 2000 Index does not. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Advisor Shares have higher expenses and, therefore, have lower returns than Investor Shares. Past performance cannot predict nor guarantee future results.

  SCHRODER U.S. SMALLER COMPANIES FUND--INVESTOR SHARES VS. RUSSELL 2000 INDEX

INVESTMENT VALUE ON 5/31/99 OF $10,000 INVESTED ON
  8/6/93
Schroder U.S. Smaller Companies Fund - Investor Shares    $24,815
Schroder U.S. Smaller Companies Fund - Advisor Shares     $24,712
Russell 2000 Index                                        $19,678

                                                                     SINCE
                                            1 YEAR       5 YEAR    INCEPTION
                                            -------      ------    -----------
AVERAGE ANNUAL TOTAL RETURN ON 5/31/99
Schroder U.S. Smaller Companies
  Fund - Investor Shares                    -13.08%      16.95%       16.87%(a)
Schroder U.S. Smaller Companies
  Fund - Advisor Shares                     -13.25%      16.91%       16.79%(b)
Russell 2000 Index                           -2.62%      13.28%       12.30%(c)

                                 [Line Graph]

                     Schroder U.S. Smaller Companies Fund

                        Investor Shares                    Russell 2000 Index
07/31/93                  $ 10,000.00                      $ 10,000.00 000.00
08/31/93                  $ 10,350.00                      $ 10,411.49 350.00
09/30/93                  $ 10,820.00                      $ 10,697.37 820.00
10/31/93                  $ 10,990.00                      $ 10,960.83 990.00
11/30/93                  $ 10,710.00                      $ 10,590.36 710.00
12/31/93                  $ 11,202.29                      $ 10,936.66 202.29
01/31/94                  $ 11,655.62                      $ 11,271.32 655.62
02/28/94                  $ 11,806.73                      $ 11,229.62 806.73
03/31/94                  $ 11,222.44                      $ 10,618.73 222.44
04/30/94                  $ 11,373.55                      $ 10,681.38 373.55
05/31/94                  $ 11,343.33                      $ 10,543.59 343.33
06/30/94                  $ 11,141.85                      $ 10,164.02 141.85
07/31/94                  $ 11,272.81                      $ 10,322.58 272.81
08/31/94                  $ 11,917.55                      $ 10,883.10 917.55
09/30/94                  $ 11,665.70                      $ 10,833.03 665.70
10/31/94                  $ 11,897.40                      $ 10,787.53 897.40
11/30/94                  $ 11,383.63                      $ 10,332.30 383.63
12/31/94                  $ 11,700.60                      $ 10,590.61 700.60
01/31/95                  $ 11,752.83                      $ 10,448.59 752.83
02/28/95                  $ 12,379.65                      $ 10,869.40 379.65
03/31/95                  $ 12,755.74                      $ 11,047.34 755.74
04/30/95                  $ 13,090.05                      $ 11,276.11 090.05
05/31/95                  $ 13,382.56                      $ 11,461.01 382.56
06/30/95                  $ 13,957.14                      $ 12,044.53 957.14
07/31/95                  $ 15,116.76                      $ 12,737.39 116.76
08/31/95                  $ 15,680.89                      $ 12,992.43 680.89
09/30/95                  $ 16,224.14                      $ 13,225.15 224.14
10/31/95                  $ 15,816.70                      $ 12,634.91 816.70
11/30/95                  $ 16,683.80                      $ 13,179.25 683.80
12/31/95                  $ 17,443.53                      $ 13,515.75 443.53
01/31/96                  $ 17,360.41                      $ 13,500.30 360.41
02/28/96                  $ 17,835.38                      $ 13,926.98 835.38
03/31/96                  $ 18,785.34                      $ 14,203.21 785.34
04/30/96                  $ 19,972.78                      $ 14,966.40 972.78
05/31/96                  $ 21,160.22                      $ 15,567.42 160.22
06/30/96                  $ 20,459.63                      $ 14,932.74 459.63
07/31/96                  $ 18,915.95                      $ 13,629.56 915.95
08/31/96                  $ 19,497.80                      $ 14,421.03 497.80
09/30/96                  $ 20,614.00                      $ 14,984.07 614.00
10/31/96                  $ 20,459.63                      $ 14,750.92 459.63
11/30/96                  $ 21,124.60                      $ 15,356.07 124.60
12/31/96                  $ 21,330.97                      $ 15,750.56 330.97
01/31/97                  $ 21,720.42                      $ 16,062.28 720.42
02/28/97                  $ 21,720.42                      $ 15,673.41 720.42
03/31/97                  $ 20,941.53                      $ 14,938.48 941.53
04/30/97                  $ 21,012.34                      $ 14,975.29 012.34
05/31/97                  $ 23,472.92                      $ 16,645.33 472.92
06/30/97                  $ 24,835.98                      $ 17,352.58 835.98
07/31/97                  $ 26,022.02                      $ 18,162.21 022.02
08/31/97                  $ 26,588.48                      $ 18,572.06 588.48
09/30/97                  $ 28,376.39                      $ 19,927.86 376.39
10/31/97                  $ 27,084.14                      $ 19,042.07 084.14
11/30/97                  $ 26,871.72                      $ 18,912.43 871.72
12/31/97                  $ 27,060.16                      $ 19,251.91 060.16
01/31/98                  $ 26,537.91                      $ 18,958.70 537.91
02/28/98                  $ 28,298.08                      $ 20,380.28 298.08
03/31/98                  $ 30,058.24                      $ 21,236.66 058.24
04/30/98                  $ 30,096.93                      $ 21,353.31 096.93
05/31/98                  $ 28,549.53                      $ 20,207.71 549.53
06/30/98                  $ 28,588.21                      $ 20,265.54 588.21
07/31/98                  $ 26,615.28                      $ 18,610.66 615.28
08/31/98                  $ 21,392.80                      $ 15,002.05 392.80
09/30/98                  $ 21,934.39                      $ 16,162.82 934.39
10/31/98                  $ 22,766.12                      $ 16,825.85 766.12
11/30/98                  $ 24,139.44                      $ 17,714.24 139.44
12/31/98                  $ 24,563.04                      $ 18,820.16 563.04
01/31/99                  $ 24,078.37                      $ 19,064.29 078.37
02/28/99                  $ 22,508.05                      $ 17,528.28 508.05
03/31/99                  $ 22,527.43                      $ 17,798.52 527.43
04/30/99                  $ 24,000.83                      $ 19,391.36 000.83
05/31/99                  $ 24,815.07                      $ 19,678.12 815.07

(a) Inception date for Investor Shares is August 6, 1993.
(b) Performance of Advisor Shares includes information for the Fund's Investor Shares for periods prior to commencement of operations for Advisor Shares (December 23, 1996). Such performance has been recalculated to reflect the actual fees and expenses attributable to Advisor Shares.
(c) Annualized returns for the Russell 2000 Index are based on an inception date of July 31, 1993.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
Schroder U.S. Smaller Companies Fund
--------------------------------------------------------------------------------

            PORTFOLIO CHARACTERISTICS AS OF MAY 31, 1999 (UNAUDITED)

                       TOP TEN HOLDINGS
SECURITY                                       % OF NET ASSETS*
---------------------------------------------------------------
Shopko Stores, Inc.                                    2.0%
Foodmaker, Inc.                                        1.9
Safety Kleen Corp.                                     1.8
CEC Entertainment, Inc.                                1.7
Duff & Phelps Credit Rating Co.                        1.7
El Paso Electric Co.                                   1.7
SPX Corp.                                              1.6
Heller Financial, Inc.                                 1.6
Ocular Sciences, Inc.                                  1.6
Mueller Industries, Inc.                               1.6
                                                    ------
                                                      17.2%
                                                    ------
                                                    ------

            INVESTMENTS BY INDUSTRY
INDUSTRY                                       % OF NET ASSETS*
---------------------------------------------------------------
Transportation/Services/Miscellaneous                 24.9%
Consumer Cyclicals                                    16.3
Financial                                             13.0
Health Care                                            9.9
Technology                                             8.5
Energy                                                 7.1
Basic Materials                                        6.4
Consumer Staples                                       4.9
Capital Goods/Construction                             4.8
Short Term Investments and
  other net assets                                     4.2
                                                    ------
                                                     100.0%
                                                    ------
                                                    ------

------------------

* Expressed as a percentage of the net assets of Schroder U.S. Smaller Companies Portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder U.S. Smaller Companies Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999

ASSETS:
         Investments (Notes 1 and 2):
          Investment in Schroder U.S. Smaller Companies
            Portfolio (the "Portfolio")                          $50,555,252
         Receivable for Fund shares sold                           2,257,361
         Receivable from administrator (Note 4)                       27,387
         Other receivables                                             4,505
                                                                 -----------

                              Total Assets                        52,844,505
                                                                 -----------
LIABILITIES:
         Payable for Fund shares redeemed                             21,707
         Payable to administrator (Note 3)                            21,692
         Accrued expenses and other liabilities                       47,803
                                                                 -----------

                              Total Liabilities                       91,202
                                                                 -----------

                              Net Assets                         $52,753,303
                                                                 -----------
                                                                 -----------
COMPONENTS OF NET ASSETS:
         Paid-in capital                                          53,541,862
         Accumulated net realized loss                            (5,420,673)
         Net unrealized appreciation on investments                4,632,114
                                                                 -----------

                              Net Assets                         $52,753,303
                                                                 -----------
                                                                 -----------
NET ASSETS BY CLASS:
         Investor Class                                          $47,870,456
         Advisor Class                                             4,882,847
                                                                 -----------

                              Net Assets                         $52,753,303
                                                                 -----------
                                                                 -----------
SHARES OF BENEFICIAL INTEREST:
         Investor Class                                            3,740,777
         Advisor Class                                               383,237
NET ASSET VALUE OFFERING AND REDEMPTION PRICE PER SHARE:
         Investor Class                                          $     12.80
         Advisor Class                                           $     12.74

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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Schroder U.S. Smaller Companies Fund
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                 For the Year
                                                                    Ended
                                                                 May 31, 1999
                                                                 ------------
NET INVESTMENT INCOME ALLOCATED FROM THE PORTFOLIO:
         Dividend income                                         $    295,673
         Interest income                                              131,425
         Net expenses                                                (451,190)
                                                                 ------------
                              Net Investment Income Allocated
                                 from the Portfolio                   (24,092)
                                                                 ------------
EXPENSES:
         Administration (Note 3)                                      139,898
         Subadministration (Note 3)                                    41,969
         Transfer agency
            Investor Shares                                            51,540
            Advisor Shares                                             26,177
         Shareholder services - Advisor Shares (Note 3)                11,960
         Accounting                                                    12,000
         Legal                                                         33,882
         Audit                                                         22,582
         Registration                                                  29,811
         Trustees                                                       5,808
         Printing                                                      29,347
         Amortization of organization costs (Note 2)                      816
         Miscellaneous                                                  7,390
                                                                 ------------
                              Total Expenses                          413,180
         Fees waived and expenses reimbursed (Note 4)                 (56,704)
                                                                 ------------
                              Net Expenses                            356,476
                                                                 ------------
NET INVESTMENT LOSS                                                  (380,568)
                                                                 ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ALLOCATED FROM
  THE PORTFOLIO:
         Net realized loss on investments sold                     (5,520,499)
         Net change in unrealized depreciation on investments      (3,940,525)
                                                                 ------------
         Net Realized and Unrealized Loss on Investments
           Allocated from the Portfolio                            (9,461,024)
                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ (9,841,592)
                                                                 ------------
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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Schroder U.S. Smaller Companies Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   For the Year    For the Year
                                                                                      Ended           Ended
                                                                                   May 31, 1999    May 31, 1998
                                                                                   ------------    ------------
NET ASSETS, BEGINNING OF PERIOD                                                    $ 56,223,534    $ 26,185,077
                                                                                   ------------    ------------
OPERATIONS:
         Net investment loss                                                           (380,568)       (220,475)
         Net realized gain (loss) on investments sold                                (5,520,499)      2,230,689
         Net change in unrealized appreciation (depreciation) on investments         (3,940,525)      4,722,131
                                                                                   ------------    ------------
         Net increase (decrease) in net assets resulting from operations             (9,841,592)      6,732,345
                                                                                   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net realized gain on investments - Investor Class                             (115,656)     (3,305,205)
         Net realized gain on investments - Advisor Class                               (12,796)        (84,662)
                                                                                   ------------    ------------
         Total distributions to shareholders                                           (128,452)     (3,389,867)
                                                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
         Sale of shares - Investor Class                                             48,301,794      30,815,123
         Sale of shares - Advisor Class                                               5,849,691       5,400,648
         Reinvestment of distributions - Investor Class                                 114,698       2,814,366
         Reinvestment of distributions - Advisor Class                                   12,796          27,828
         Redemption of shares - Investor Class                                      (42,480,798)    (11,273,810)
         Redemption of shares - Advisor Class                                        (5,298,368)     (1,088,176)
                                                                                   ------------    ------------
         Net increase from capital share transactions                                 6,499,813      26,695,979
                                                                                   ------------    ------------
         Net increase (decrease) in net assets                                       (3,470,231)     30,038,457
                                                                                   ------------    ------------
NET ASSETS, END OF PERIOD (INCLUDING LINE A)                                       $ 52,753,303    $ 56,223,534
                                                                                   ------------    ------------
                                                                                   ------------    ------------
(A) UNDISTRIBUTED NET INVESTMENT INCOME                                            $         --    $         --
                                                                                   ------------    ------------
                                                                                   ------------    ------------
SHARE TRANSACTIONS:
         Sale of shares - Investor Class                                              3,708,043       2,088,564
         Sale of shares - Advisor Class                                                 524,063         376,171
         Reinvestment of distributions in shares - Investor Class                         9,456         206,939
         Reinvestment of distributions in shares - Advisor Class                          1,058           2,056
         Redemption of shares - Investor Class                                       (3,477,759)       (763,482)
         Redemption of shares - Advisor Class                                          (450,609)        (75,600)
                                                                                   ------------    ------------
         Net increase in shares                                                         314,252       1,834,648
                                                                                   ------------    ------------
                                                                                   ------------    ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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Schroder U.S. Smaller Companies Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES (A)

     Selected per share data and ratios for an Investor Share outstanding throughout each period:

                                                                                           For the Year Ended October
                                       For the Year    For the Year    For the Period                  31,
                                         Ended           Ended            Ended           -----------------------------
                                       May 31, 1999    May 31, 1998    May 31, 1997(b)     1996       1995       1994
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $  14.76        $  13.26          $ 17.23        $ 15.14    $ 11.81    $ 10.99
                                         --------        --------          -------        -------    -------    -------
Investment Operations
  Net Investment Loss                       (0.09)          (0.06)           (0.02)         (0.06)     (0.04)     (0.07)
  Net Realized and Unrealized Gain
     (Loss) on Investments                  (1.84)           2.82             1.88           4.10       3.78       0.97
                                         --------        --------          -------        -------    -------    -------
  Total from Investment Operations          (1.93)           2.76             1.86           4.04       3.74       0.90
                                         --------        --------          -------        -------    -------    -------
Distributions From
  Net Realized Gain on Investments          (0.03)          (1.26)           (5.83)         (1.95)     (0.41)     (0.08)
                                         --------        --------          -------        -------    -------    -------
Net Asset Value, End of Period           $  12.80        $  14.76          $ 13.26        $ 17.23    $ 15.14    $ 11.81
                                         --------        --------          -------        -------    -------    -------
                                         --------        --------          -------        -------    -------    -------

Total Return (d)                         (13.08)%(e)       21.63%(e)        14.73%(e)      29.35%     32.84%      8.26%

Ratio/Supplementary Data
Net Assets at End of Period (in
  thousands)                             $ 47,870        $ 51,679          $26,104        $13,743    $15,287    $13,324

Ratios to Average Net Assets:
Expenses including
  reimbursement/waiver of fees (c)          1.42%           1.37%            1.49%(f)       1.49%      1.49%      1.45%
  Expenses excluding
     reimbursement/waiver of fees (c)       1.45%           1.37%            1.87%(f)         N/A        N/A        N/A
  Net investment income (loss)
     including reimbursement/waiver of
     fees (c)                             (0.65)%         (0.51)%          (0.42)%(f)     (0.35)%    (0.30)%    (0.58)%
Portfolio Turnover Rate (g)                  119%             55%              34%            59%        93%        71%

------------------

(a) On May 17, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were designated as Investor Shares.

(b) See Note 1.

(c) Includes the Fund's proportionate share of income and expenses of the Portfolio for periods ending after October 31, 1995.

(d) Total return calculation for a period of less than one year is not annualized.

(e) Total returns would have been lower had certain expenses not been limited during the periods shown (See Note 4).

(f) Annualized.

(g) The rate after October 31, 1995 represents the portfolio turnover rate of the underlying Portfolio.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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Schroder U.S. Smaller Companies Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--ADVISOR SHARES

Selected per share data and ratios for an Advisor Share outstanding throughout each period:

                                                                                                             For the
                                                                             For the         For the        Period Ended
                                                                            Year Ended      Year Ended      May 31,
                                                                            May 31, 1999    May 31, 1998     1997(a)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $  14.72         $13.24          $11.89
                                                                              --------         ------          ------
Investment Operations
  Net Investment Loss                                                            (0.12)         (0.05)          (0.03)
  Net Realized and Unrealized Gain (Loss) on Investments                         (1.83)          2.79            1.38
                                                                              --------         ------          ------
Total from Investment Operations                                                 (1.95)          2.74            1.35
                                                                              --------         ------          ------
Distributions From
  Net Realized Gain on Investments                                               (0.03)         (1.26)             --
                                                                              --------         ------          ------
Net Asset Value, End of Period                                                $  12.74         $14.72          $13.24
                                                                              --------         ------          ------
                                                                              --------         ------          ------

Total Return (d)                                                               (13.25)%        21.50 %         11.35 %(c)

Ratio/Supplementary Data
Net Assets at End of Period (in thousands)                                    $  4,883         $4,544          $   81
Ratios to Average Net Assets:
  Expenses including reimbursement/waiver of fees (b)                             1.69 %         1.58 %          1.74 %(e)
  Expenses excluding reimbursement/waiver of fees (b)                             2.52 %         3.88 %         57.02 %(e)
  Net investment income (loss) including reimbursement/waiver of fees (b)        (0.95)%        (0.78)%         (0.67)%(e)
Portfolio Turnover Rate (f)                                                        119 %           55 %            34 %

------------------
(a) Advisor Class shares were first issued on December 23, 1996.

(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.

(c) Total return calculation for a period of less than one year is not annualized.

(d) Total returns would have been lower had certain expenses not been limited during the period shown (See Note 4).

(e) Annualized.

(f) Portfolio turnover represents the rate of portfolio activity of the underlying Portfolio.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder U.S. Smaller Companies Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

         Schroder Capital Funds (Delaware) (the "Trust") was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. The Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"), currently has eight investment portfolios. Included in this report is the Schroder U.S. Smaller Companies Fund (the "Fund"), a diversified portfolio that commenced operations on August 6, 1993. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of May 31, 1999, both Investor Shares and Advisor Shares had been issued.

         Effective May 31, 1997, the Fund changed its fiscal year end to May 31 from October 31.

         Through May 31, 1999, the Fund sought to achieve its investment objective by investing all its investable assets in Schroder U.S. Smaller Companies Portfolio (the "Portfolio"), a separate, diversified portfolio of Schroder Capital Funds ("Schroder Core"), that had the same investment objective and substantially similar investment policies as the Fund. The Fund accounted for its investment in the Portfolio as a partnership investment and recorded daily its share of the Portfolio's income, expenses and realized and unrealized gain and loss. The Portfolio's financial statements are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. As of May 31, 1999, the Fund owned approximately 19.4% of the interests in the Portfolio.

         Since June 1, 1999, the Fund has sought its objective by investing directly in a portfolio of securities considered by Schroder Investment Management North America Inc., the Fund's investment adviser, to be consistent with the Fund's investment objective and policies, and has ceased to invest in the Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

         The following summarizes the significant accounting policies of the
   Fund:

   SECURITY VALUATION

         The Trust determines the net asset value per share of the Fund as of the close of trading on the New York Stock Exchange on each Fund business day. Valuation of securities held in the Portfolio are discussed in the Notes to the Financial Statements of the Portfolio.

   INVESTMENT INCOME AND EXPENSES

         The Fund recorded daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gain and loss. In addition, the Fund incurred its own expenses. Investment income, realized and unrealized gains and losses, and the common expenses of the Fund are allocated as accrued on a pro rata basis to each class of shares based on the relative net assets of each class of shares to the total net assets of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder U.S. Smaller Companies Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   DISTRIBUTIONS TO SHAREHOLDERS

         Dividends and capital gain distributions, if any, are distributed to shareholders at least annually and are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Portfolio, timing differences and differing characterizations of distributions made by the Fund.

   FEDERAL TAXES

         The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

         Capital loss carryover available to offset future taxable income is $5,190,650, which will expire in May 2007. During the year ended May 31, 1999, as permitted under Federal income tax regulations, the Fund has elected to defer $147,028 of post-October 31, 1998 net capital losses to the next taxable year.

   EXPENSE ALLOCATION

         The Trust accounts separately for the assets and liabilities and operation of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's net assets. Expenses that are directly attributable to a class are allocated to that class.

NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES

   INVESTMENT ADVISER

         Schroder Investment Management North America Inc. ("SIMNA") serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Fund. Under the Agreement, the Fund pays SIMNA investment advisory fees at an annual rate, payable monthly, of 0.60% of the Fund's average daily net assets. Until July 1, 1999, Schroder Capital Management International Inc. ("SCMI") served as investment adviser to the Fund; on that date, SCMI merged into SIMNA, and SIMNA commenced serving as investment adviser to the Fund. SCMI was, and SIMNA is, a wholly owned subsidiary of Schroder U.S. Holdings Inc. See Notes to the Financial Statements of the Portfolio.

   ADMINISTRATOR AND SUBADMINISTRATOR

         The administrator of the Fund is Schroder Fund Advisors Inc. ("Schroder Advisors"). For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.25% of the average daily net assets of the Fund. Through May 31, 1999, the Fund paid subadministration fees to Forum Administrative Services, LLC ("FAdS") at an annual rate of 0.075% of the average daily net assets of the Fund. Effective June 1, 1999, the Trust entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") and Schroder Advisors. Under that Agreement, the Fund, together with other mutual funds managed by SIMNA and certain related entities, pays fees to State Street based on the combined average daily net assets of all of the funds in the Schroder complex, according to the following annual rates: 0.06% of the first
   $1.7 billion of such assets, 0.04% of the next $1.7 billion, and 0.02% of assets in excess of $3.4 billion, subject to certain minimum requirements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder U.S. Smaller Companies Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

   SHAREHOLDER SERVICE PLAN

         The Trust has adopted a Shareholder Service Plan ("the Plan") for Advisor Shares under which Schroder Advisors, or other shareholder servicing organizations, provide administrative support services to shareholders of the Fund's Advisor Shares. For providing for, or arranging for the provision of, these shareholder services, Schroder Advisors receives compensation monthly at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Advisor Shares. Schroder Advisors may pay shareholder servicing organizations for these services at an annual rate of up to 0.25%.

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

         SIMNA is contractually obligated during the current fiscal year to reduce its compensation (and, if necessary, to pay certain expenses of the Fund) to the extent that the Fund's expenses would exceed 1.74% of the Fund's average daily net assets attributable to Advisor Shares and 1.49% of the Fund's average daily net assets attributable to Investor Shares. SIMNA and Schroder Advisors may voluntarily waive all or a portion of their fees, from time to time. For the year ended May 31, 1999, Schroder Advisors reimbursed expenses were $27,387 and fees waived were $317. Forum Shareholder Services, LLC, then the Fund's transfer and dividend disbursing agent, waived fees in the amount of $29,000.

------------------------

SUPPLEMENTARY UNAUDITED INFORMATION

   DISTRIBUTIONS

         During the fiscal year ended May 31, 1999, the Fund distributed capital gain dividends (from net long-term capital gains) to shareholders of $128,452 all of which are designated as 20 percent rate gain distributions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder U.S. Smaller Companies Fund
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Schroder Capital Funds (Delaware) and Shareholders of Schroder U.S. Smaller Companies Fund:

     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schroder U.S. Smaller Companies Fund (a separately managed portfolio of Schroder Capital Funds (Delaware)), at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

                                         PricewaterhouseCoopers LLP

Boston, Massachusetts
July 15, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder U.S. Smaller Companies Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MAY 31, 1999

           COMMON STOCK - 95.8%
SHARES                                                                VALUE
-------                                                            ------------
           BASIC MATERIALS - 6.4%
 69,000    Cambrex Corp.                                           $  1,552,500
246,100    Dal-Tile International, Inc.*                              2,414,857
 43,000    Elcor Corp.                                                1,736,126
 43,800    Ferro Corp.                                                1,272,937
189,100    Ivex Packaging Corp.*                                      3,640,174
141,700    Mueller Industries, Inc.*                                  4,109,300
 81,200    Spartech Corp.                                             1,979,250
                                                                   ------------
                                                                     16,705,144
                                                                   ------------
           CAPITAL GOODS/CONSTRUCTION - 4.8%
 73,100    CTS Corp.                                                  4,093,600
165,000    Hussmann International, Inc.                               2,640,000
 83,500    SLI, Inc.                                                  2,703,312
121,100    Sybron International Corp.*                                3,042,637
                                                                   ------------
                                                                     12,479,549
                                                                   ------------
           CONSUMER CYCLICALS - 16.3%
 88,800    Ames Department Stores, Inc.*                              3,640,800
 47,100    Blyth Industries, Inc.*                                    1,318,800
120,000    CEC Entertainment, Inc.*                                   4,537,501
  3,200    Chattem, Inc.                                                115,200
 43,800    Duane Reade, Inc.*                                         1,396,125
115,500    Fairfield Communities, Inc.*                               1,833,562
115,700    Family Dollar Stores, Inc.                                 2,581,556
 49,650    Fossil, Inc.*                                              2,082,197
219,500    Goody's Family Clothing, Inc.*                             2,387,062
110,600    Hollywood Entertainment Corp.*                             2,847,950
 74,200    Papa John's International, Inc.*                           2,930,900
 87,900    Regis Corp.                                                2,120,587
 22,700    Ruby Tuesday, Inc.                                           421,369
148,300    Shopko Stores, Inc.*                                       5,264,650
 99,275    Sonic Corp.*                                               2,733,169
 94,900    Sunglass Hut International, Inc.*                          1,447,225
119,300    Tent-A-Center, Inc.*                                       3,079,432
 57,300    WestPoint Stevens, Inc.                                    1,812,112
                                                                   ------------
                                                                     42,550,197
                                                                   ------------
           CONSUMER STAPLES - 4.9%
 68,100    American Italian Pasta Co.*                                1,872,750
122,000    Aurora Foods, Inc.*                                        2,074,000
185,700    Foodmaker, Inc.*                                           5,013,900
164,100    Richfood Holdings, Inc.                                    2,102,531
 49,900    Suiza Foods Corp.*                                         1,827,588
                                                                   ------------
                                                                     12,890,769
                                                                   ------------

SHARES                                                                VALUE
-------                                                            ------------
           ENERGY - 7.1%
 99,600    B.J. Service Co.*                                       $  2,745,226
 57,800    Cooper Cameron Corp.*                                      2,091,637
505,300    El Paso Electric Co.*                                      4,326,631
129,000    Hanover Compressor Co.*                                    3,579,750
 44,700    Montana Power Co.*                                         3,302,212
 78,600    Weatherford International, Inc.*                           2,593,800
                                                                   ------------
                                                                     18,639,256
                                                                   ------------
           FINANCIAL - 13.0%
105,500    Affiliated Managers Group, Inc.*                           3,085,875
149,200    AmerUs Life Holdings, Inc.                                 3,851,225
 49,800    Bank United Corp.                                          2,060,476
222,800    Catellus Development Corp.*                                3,425,550
189,500    Colonial BancGroup, Inc.                                   2,439,812
 64,300    Cullen/Frost Bankers, Inc.                                 3,616,875
 73,700    Duff & Phelps Credit Rating Co.                            4,537,156
101,300    Fremont General Corp.                                      2,146,295
143,200    Heller Financial, Inc.                                     4,260,200
 70,550    North Fork BanCorp, Inc.                                   1,503,596
 40,000    Stancorp Financial Group, Inc.*                              997,500
 54,800    Sun Communities, Inc.                                      2,003,625
                                                                   ------------
                                                                     33,928,185
                                                                   ------------
           HEALTH CARE - 9.9%
 92,600    Amerisource Health Corp.*                                  2,737,488
200,900    Haemonetics Corp.*                                         3,817,100
141,700    HCR Manor Care, Inc.*                                      3,790,475
 74,800    Henry Schein, Inc.*                                        2,258,026
 20,200    InfoCure Corp.*                                              744,875
116,200    Invacare Corp.                                             2,897,738
132,300    Pharmaceutical Product Development, Inc.*                  3,539,025
 69,000    Province Healthcare Co.*                                   1,492,125
118,800    Quest Diagnostics, Inc.*                                   3,036,825
 86,300    Roberts Pharmaceutical Corp.*                              1,639,700
                                                                   ------------
                                                                     25,953,377
                                                                   ------------
           TECHNOLOGY - 8.5%
121,600    Antec Corp.*                                               3,564,401
 68,200    Benchmark Electronics, Inc.*                               2,046,000
 42,500    Dallas Semiconductor Corp.                                 1,848,750
114,400    EG&G, Inc.                                                 3,396,250
 88,400    Nielsen Media Research, Inc.                               2,364,700
 29,700    Symbol Technologies, Inc.                                  1,485,000
 66,800    Thomas & Betts Corp.                                       2,859,875
 85,500    Unitrode Corp.*                                            1,779,468

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder U.S. Smaller Companies Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (CONCLUDED)
AS OF MAY 31, 1999

SHARES                                                                VALUE
-------                                                            ------------
           TECHNOLOGY (CONCLUDED)
 84,100    Zebra Technologies Corp.*                               $  2,701,712
                                                                   ------------
                                                                     22,046,156
                                                                   ------------
           TRANSPORTATION/SERVICES/
             MISCELLANEOUS - 24.9%
109,100    ACNielsen Corp.*                                           3,075,257
 57,900    Apria Healthcare Group, Inc.*                              1,194,187
136,300    Coach USA, Inc.*                                           3,969,738
 17,000    Cox Radio, Inc.*                                             908,437
 15,700    General Nutrition Cos., Inc.*                                260,031
206,100    Group Maintenance America Corp.*                           2,808,114
    500    Inet Technologies, Inc.*                                       8,531
131,300    J.B. Hunt Transport Services, Inc.                         2,215,687
  9,600    Lincare Holdings, Inc.*                                      236,400
218,300    Mail-Well, Inc.*                                           3,233,568
120,000    Manufactured Home Communities, Inc.                        3,105,000
147,600    Mesaba Holdings, Inc.*                                     2,195,550
    620    Metrocall, Inc.*                                               1,801
126,200    NOVA Corp.*                                                2,807,950
139,300    Ocular Sciences, Inc.*                                     4,248,650
134,500    Penton Media, Inc.                                         2,698,407
 62,300    Pinnacle Holdings, Inc.*                                   1,133,081
 10,100    Radio One, Inc.*                                             406,525
 79,700    Remedy Corp.*                                              1,514,300
 83,900    RemedyTemp, Inc.*                                          1,132,650
 96,900    Rent-Way, Inc.*                                            2,434,612

SHARES                                                                VALUE
-------                                                            ------------
           TRANSPORTATION/SERVICES/
             MISCELLANEOUS (CONCLUDED)
299,500    Safety Kleen Corp.                                         4,698,406
168,200    School Specialty, Inc.*                                 $  2,501,975
101,600    SkyWest, Inc.                                              2,362,200
148,400    Superior Services, Inc.*                                   3,181,325
 55,200    SPX Corp.                                                  4,284,900
 23,700    Time Warner Telecom, Inc.*                                   607,312
 91,100    True North Communications, Inc.                            2,129,463
 75,450    Valassis Communications, Inc.*                             2,626,603
 78,000    Young & Rubicam, Inc.                                      2,983,500
                                                                   ------------
                                                                     64,964,160
                                                                   ------------
           Total Common Stocks (cost $226,195,745)                  250,156,793
                                                                   ------------

 PRINCIPAL
   AMOUNT
------------
               SHORT TERM INVESTMENTS - 5.1%
 $12,456,995   Dreyfus Cash Management                                   12,456,995
     831,216   Federated Prime Obligations Fund                             831,216
                                                                       ------------
               Total Short Term Investments (cost $13,288,211)           13,288,211
                                                                       ------------
               TOTAL INVESTMENTS - 100.9% (cost $239,483,956)           263,445,004
               Other Assets Less Liabilities - (0.9%)                    (2,257,144)
                                                                       ------------
               TOTAL NET ASSETS - 100.00%                              $261,187,860
                                                                       ------------
                                                                       ------------

------------------

* Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder U.S. Smaller Companies Portfolio
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999

ASSETS:
         Investments (Note 2):
            Investments at cost                                  $239,483,956
            Net unrealized appreciation                            23,961,048
                                                                 ------------

                              Total Investments at Value          263,445,004

         Receivable for investments sold                            2,616,709
         Receivable for dividends and interest                         98,722
         Organization costs, net of amortization (Note 2)              11,060
         Other assets                                                  23,506
                                                                 ------------

                              Total Assets                        266,195,001
                                                                 ------------
LIABILITIES:
         Payable for investments purchased                          4,798,442
         Due to investment adviser (Note 3)                           135,546
         Accrued expenses and other liabilities                        73,153
                                                                 ------------

                              Total Liabilities                     5,007,141
                                                                 ------------

                              Net Assets                         $261,187,860
                                                                 ------------
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder U.S. Smaller Companies Portfolio
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                 For the Year
                                                                    Ended
                                                                 May 31, 1999
                                                                 ------------
INVESTMENT INCOME:
         Dividend income                                         $  1,606,034
         Interest income                                              726,966
                                                                 ------------
                              Total Investment Income               2,333,000
                                                                 ------------
EXPENSES:
         Investment advisory (Note 3)                               1,803,074
         Subadministration (Note 3)                                   225,384
         Interest holder recordkeeping                                 12,125
         Custody                                                       43,602
         Accounting                                                    43,000
         Legal                                                         66,639
         Audit                                                         60,593
         Trustees                                                      32,769
         Pricing services                                               6,773
         Amortization of organization costs (Note 2)                    5,018
         Miscellaneous                                                 24,457
                                                                 ------------
                              Total Expenses                        2,323,434
                                                                 ------------
NET INVESTMENT INCOME                                                   9,566
                                                                 ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
         Net realized loss on investments sold                    (36,405,203)
         Net change in unrealized depreciation on investments     (15,329,451)
                                                                 ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                   (51,734,654)
                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(51,725,088)
                                                                 ------------
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder U.S. Smaller Companies Portfolio
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             For the Year    For the Year
                                                                                Ended           Ended
                                                                             May 31, 1999    May 31, 1998
                                                                             ------------    ------------
NET ASSETS, BEGINNING OF PERIOD                                              $355,803,421    $103,385,258
                                                                             ------------    ------------
OPERATIONS:
         Net investment income                                                      9,566         234,568
         Net realized gain (loss) on investments                              (36,405,203)      6,355,034
         Net change in unrealized appreciation (depreciation) on
           investments                                                        (15,329,451)     28,258,572
                                                                             ------------    ------------
         Net increase (decrease) in net assets resulting from operations      (51,725,088)     34,848,174
                                                                             ------------    ------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
         Contributions                                                         62,305,395     228,163,060
         Withdrawals                                                         (105,195,868)    (10,593,071)
                                                                             ------------    ------------
         Net increase (decrease) from transactions in investors'
         beneficial   interest                                                (42,890,473)    217,569,989
                                                                             ------------    ------------
         Net increase (decrease) in net assets                                (94,615,561)    252,418,163
                                                                             ------------    ------------
NET ASSETS, END OF PERIOD                                                    $261,187,860    $355,803,421
                                                                             ------------    ------------
                                                                             ------------    ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder U.S. Smaller Companies Portfolio
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     Portfolio performance for the following periods:

                                              For the          For the         For the              For the
                                             Year Ended      Year Ended      Period Ended        Period Ended
                                             May 31, 1999    May 31, 1998    May 31, 1997 (a)    Oct. 31, 1996 (a)
------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)     $261,188         $355,803         $103,385              $28,929
Ratios to Average Net Assets:
  Expenses including reimbursement/waiver
     of fees                                      0.77%            0.75%            0.85%(b)             0.85%(b)
  Expenses excluding reimbursement/waiver
     of fees                                      0.77%            0.75%            0.95%(b)             1.31%(b)
  Net investment income including
     reimbursement/waiver of fees                 0.00%            0.10%            0.22%(b)             0.50%(b)
Portfolio Turnover Rate                            119%              55%              34%                  17%

------------------

(a) See Note 1.

(b) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder U.S. Smaller Companies Portfolio
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

         Schroder Capital Funds ("Schroder Core") was organized as a Delaware business trust on September 7, 1995. As of May 31, 1999, Schroder Core, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"), had eight investment portfolios. Included in this report is Schroder U.S. Smaller Companies Portfolio ("Portfolio"), a diversified portfolio that commenced operations on August 15, 1996. Following the close of business on May 31, 1999, the Portfolio distributed all of its net assets to shareholders in complete liquidation and ceased investment operations.

         Effective May 31, 1997, the Portfolio changed its fiscal year end to May 31 from October 31.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

         The following summarizes the significant accounting policies of the
   Portfolio:

   SECURITY VALUATION

         Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the preceding trading day or at mean of the closing bid and ask prices ("mid-market price"). Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, generally are valued at the most recent reported mid-market price. Short-term investments, having a maturity of 60 days or less, generally are valued at amortized cost, which approximates market value. Prices used for valuation may be provided by independent pricing services. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board of Trustees. As of May 31, 1999, the Portfolio did not hold a position in fair valued securities.

   REPURCHASE AGREEMENTS

         The Portfolio may invest in repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying collateral whose market value must always equal or exceed the repurchase price. The investment advisor is responsible for determining the value of the underlying collateral at all times. In the event of default, the Portfolio may have difficulties with the disposition of any securities held as collateral.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Investment transactions are accounted for on the trade date. Dividend income is recorded on ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine realized gain and loss for both financial statement and federal income tax purposes.

   EXPENSE ALLOCATION

         Schroder Core accounts separately for the assets and liabilities and operation of each of its portfolios. Expenses that are directly attributable to more than one portfolio are allocated among the respective portfolios in proportion to each portfolio's average net assets.

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Schroder U.S. Smaller Companies Portfolio
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NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)

   ORGANIZATION COSTS

         Costs incurred by the Portfolio in connection with its organization were being amortized on a straight-line basis over a five-year period through May 31, 1999. Remaining unamortized costs are being reimbursed by the investment adviser.

NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES

   INVESTMENT ADVISER

         Schroder Capital Management International Inc. ("SCMI") served as investment adviser to the Portfolio. SCMI was entitled to receive an annual fee, payable monthly, of 0.60% of the average daily net assets of the Portfolio.

   SUBADMINISTRATOR

         The Subadministrator of the Portfolio was Forum Administrative Services, LLC ("FAdS"). FAdS was entitled to receive compensation at an annual rate, payable monthly, of 0.075% of the Portfolio's average daily net assets.

NOTE 4. PURCHASES AND SALES OF SECURITIES

         The cost of securities purchased and the proceeds from sales of securities (excluding short-term securities) for the period ended May 31, 1999 were $334,692,836 and $364,897,846, respectively.

         For federal income tax purposes, the tax basis of investment securities owned as of May 31, 1999 was $239,874,239 and the net unrealized appreciation of investment securities was $23,570,765. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $35,863,481, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $12,292,716.

NOTE 5. FEDERAL TAXES

         The Portfolio is not required to pay federal income taxes on its net investment income and net capital gain because it is treated as a partnership for federal income tax purposes. All interest, dividends, gain and loss of the Portfolio is deemed to have been "passed through" to the Portfolio's interest holders in proportion to their holdings of the Portfolio, regardless of whether such interest, dividends or gain has been distributed by the Portfolio.

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Schroder U.S. Smaller Companies Portfolio
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REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Schroder Capital Funds and Investors of Schroder U.S. Smaller Companies Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schroder U.S. Smaller Companies Portfolio (a separate portfolio of Schroder Capital Funds) at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                         PricewaterhouseCoopers LLP

Boston, Massachusetts
July 15, 1999

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

TRUSTEES

Nancy A. Curtin, Chairman
David N. Dinkins
Peter E. Guernsey
Sharon L. Haugh
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab

INVESTMENT ADVISER

Schroder Investment Management North America Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

ADMINISTRATOR AND DISTRIBUTOR

Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

CUSTODIAN

State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AND DIVIDEND/
DISBURSING AGENT

Boston Financial Data Services
Two Heritage Drive
North Quincy, MA 02171
(800) 464-3108

COUNSEL

Ropes & Gray
One International Place
Boston, MA 02110

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110


This report is for the information of the shareholders of the Schroder U.S. Smaller Companies Fund. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.

0799SFA


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            Schroder
            U.S. Smaller
            Companies
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            ANNUAL REPORT

            May 31, 1999




            Schroder Capital Funds (Delaware)